UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 19, 2007

QUICKSILVER RESOURCES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-14837	75-2756163
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 West Rosedale, Suite 300
Fort Worth, Texas 76104
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 665-5000

_______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 19, 2007, the Compensation Committee of Quicksilver Resources Inc. approved payment of a one-time cash bonus, as part of fiscal 2007 compensation, to certain employees, including Quicksilver's principal executive officer, principal financial officer and each other individual who is listed as a named executive officer in Quicksilver's proxy statement for its 2006 annual meeting.  The amount of the cash bonus for each of these individuals is set forth below opposite the individual's name.

Name	Position	Amount of Bonus
Thomas F. Darden	Chairman of the Board	$110,000
Glenn Darden	President and Chief Executive Officer	$110,000
Jeff Cook	Executive Vice President — Operations	$50,000
Philip W. Cook	Senior Vice President — Chief Financial Officer	$70,000
John C. Cirone	Senior Vice President, General Counsel and Secretary	$50,000
William S. Buckler	Vice President — U.S. Operations	$50,000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUICKSILVER RESOURCES INC.

By:	/s/ Philip Cook
Philip Cook
Senior Vice President —
Chief Financial Officer

Date: March 22, 2007